ENVIRONMENTAL INDEMNITY AGREEMENT


               ENVIRONMENTAL INDEMNITY AGREEMENT (this "Agreement") made this 27th day of February, 1998 by LUND INTERNATIONAL HOLDINGS, INC., a Delaware corporation ("HOLDINGS"), DEFLECTA-SHIELD CORPORATION, a Delaware corporation, LUND INDUSTRIES, INCORPORATED, a Minnesota corporation, BELMOR AUTOTRON CORP., a Delaware corporation, DFM CORP., an Iowa corporation, LUND ACQUISITION CORP., a Minnesota corporation, BAC ACQUISITION CO., a Delaware corporation, TRAILMASTER PRODUCTS, INC., a Delaware corporation, and DELTA III, INC., a Delaware corporation (each of the foregoing is referred to herein as an "INDEMNITOR" and, collectively, "INDEMNITORS"), in favor of HELLER FINANCIAL, INC., as Agent (the "AGENT") for the benefit of all Lenders (as such term is defined below).


                                PRELIMINARY STATEMENT
                                ---------------------

               WHEREAS,

               A. Indemnitors are entering into that certain Credit Agreement dated as of the date hereof with Agent and certain financial institutions from time to time party thereto (collectively, "Lenders") (as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement") providing, for loans and other financial accommodations to be made by Lenders and Borrowers.

               B. Certain of the Indemnitors are owners or lessors of the real properties (such properties each a "Mortgaged Property" and collectively "Mortgaged Properties") particularly described in Schedules 5.12(A) and 5.12(B) to the Credit Agreement, which Schedules are incorporated herein by reference and made a part hereof.

               C. As a condition to making the loans and financial accommodations to the Borrowers, the Agent for the benefit of all Lenders requires that the Indemnitors provide certain indemnities concerning Hazardous Materials and compliance with Environmental Laws (as those terms are hereinafter defined).

               D. To induce the Agent to make the loans and financial accommodations to the Borrowers, the Indemnitors have agreed to enter into this Agreement.

               NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agent and the Indemnitors hereby agree as follows:

                1.1 All capitalized terms not defined herein shall have the meaning defined in the Credit Agreement. Unless defined otherwise in the Credit Agreement, the following terms shall have the following meanings:

                    "Environmental Complaint" - shall mean any judgment, lien, order, complaint, notice, citation, action, proceeding or investigation pending before any Governmental Authority, including, without limitation, any environmental regulatory body, with respect to or threatened against or affecting any Indemnitor or relating to its business, assets, property or facilities or the Mortgaged Properties, in connection with any Hazardous Material or any Hazardous Discharge or any Environmental Law.

                    "Governmental Authority" - shall mean any federal, state, or local government, governing body, agency, court, tribunal, authority, subdivision, bureau or other recognized body having jurisdiction to enact, promulgate, interpret, enforce, review or repeal any Environmental Law.

                    "Hazardous Discharge" - shall mean any release of a Hazardous Material caused by the seeping, spilling, leaking, pumping, pouring, emitting, using, emptying, discharging, injecting, escaping, leaching, dumping or disposing of any Hazardous Material into the environment, and any liability for the costs of any cleanup or other remedial action.

                1.2 The Indemnitors covenant and agree, at their sole cost and expense, jointly and severally to indemnify, protect, and save the Agent and the Lenders harmless against and from any and all losses, liabilities, obligations, penalties, charges, fees, claims, litigation demands, defenses, costs, judgments, suits, proceedings, response costs, damages (including reasonable consequential damages), disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys' fees and disbursements generally, at trial and appellate level, and experts' fees, disbursements and expenses incurred in investigating, defending against or prosecuting any litigation, claim or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against the Agent and/or the Lenders and arising from or out of:

                    (a)  any of  the Indemnitors' failure to comply with
          (i) the provisions of the Credit Agreement regarding Environmental Laws, Environmental Complaints, Hazardous Discharge and Hazardous Materials, (ii) Environmental Laws, or (iii) any Environmental Complaint as those terms are defined herein or in any of the Loan Documents, or the Indemnitors' breach of any representation or warranty in any Loan Document regarding Hazardous Materials, Environmental Laws, an Environmental Complaint and a Hazardous Discharge, or

                    (b) any Hazardous Materials on, in, under or affecting all or any portion of any of the Mortgaged Properties or emanating from any of the Mortgaged Properties and affecting any surrounding areas, or

                    (c) the enforcement of this Agreement or the assertion by the Indemnitors of any defense to its obligations hereunder (unless such defense is sustained), whether any of such matters arise before or after foreclosure of any of the Mortgages or other taking of title to all or any portion of the Mortgaged Properties by the Agent or any of the Lenders or any affiliate of the Agent or any of the Lenders, including, without limitation:

                         (i)  the costs to correct, contain, cleanup,
          remove, resolve or minimize the impact of any and all Hazardous Materials from all or any portion of the Mortgaged Properties or any area surrounding or adjoining the Mortgaged Properties,

                         (ii) additional costs required to take necessary precautions to protect against a Hazardous Discharge on, in, under or affecting any of the Mortgaged Properties into the air, any body of water, any other public domain or any surrounding or adjoining areas, and the

                         (iii) costs incurred to comply, in connection with all or any portion of any of the Mortgaged Properties or any area surrounding or adjoining any of the Mortgaged Properties, with the Environmental Laws.

                    All corrective work referred to in clause (i) above, all work and other actions to take precautions against Hazardous Discharge referred to in clause (ii) above and all work and other actions performed in order to comply with the Environmental Laws referred to in clause (iii) above are hereinafter collectively referred to as the "Work".

                1.3 Agent and the Lenders' rights under this Agreement, shall be in addition to all rights of such parties under any of the Loan Documents. Payments by the Indemnitors, as required under this Agreement shall not reduce any of the Indemnitors' obligations and liabilities under any of the Loan Documents.

                2. The Indemnitors shall have the right (i) to contest (a "Contest") by appropriate administrative, legal or equitable proceedings, diligently prosecuted, in good faith, in their name or in the name of the Agent or Lenders if required by law, at the sole cost and expense of the Indemnitors, the validity or applicability of any Environmental Laws, or any Environmental Complaint against any of the Mortgaged Properties or the Indemnitors, and (ii) to postpone compliance with the Environmental Laws until the final determination of such Contest without violating the provisions of this Agreement or any Loan Documents, provided, however:
                     --------  -------

                    (a) enforcement proceedings with respect to any and all Environmental Laws are deferred or stayed during the pendency of the Contest,

                    (b) the Agent and Lenders shall not be subject to any civil or criminal or other penalties or liabilities, costs or expenses by reason of any such Contest or postponement in complying with the Environmental Laws,

                    (c) the lien of the Mortgages shall not be impaired in the sole judgment of the Agent and no default shall exist and be continuing under any Loan Document and the Agent shall not have completed foreclosure or a sale under power of sale or accepted a deed in lieu of foreclosure or otherwise (i) enforced or commenced to enforce any of the Agent's or Lenders' rights or remedies under the Loan Documents, or (ii) taken title to all or any portion of the Mortgaged Properties,

                    (d) the Indemnitors shall (i) post a bond or any other security which shall be required of them in connection with the Contest or, (ii) at the Agent's request, if no such bond or security has been posted, shall post a bond issued by a surety reasonably satisfactory to the Agent, or any other security reasonably satisfactory to the Agent, in form, substance and amount, to secure the payment for all of the work, labor and services required to effect a proper and complete cure or correction of the condition which constitutes the basis for the Contest,

                    (e) any Contest shall be instituted promptly after any of the Indemnitors receive notice of the existence of any Environmental Law which imposes an obligation upon Indemnitor, Agent or Lender or any Indemnitor receives notice of any Environmental Complaint which asserts any obligation or liability affecting any Indemnitor, Agent or Lender or all or any portion of any of the Mortgaged Properties, and such Contest shall at all times be diligently prosecuted until a final disposition is obtained that negates such assertion of obligation or liability, and

                    (f) the Indemnitors shall notify the Agent in writing within ten (10) days after commencement of a Contest, and shall give the Agent a monthly report, during the period of a Contest, on the Indemnitors' progress with respect thereto, and shall promptly give the Agent such other information with respect thereto as the Agent shall reasonably request, and

               The Agent will, at the expense of the Indemnitors, execute and deliver any documents jurisdictionally necessary or proper to prosecute such Contest proceedings. The Agent, at the cost and expense of the Indemnitors, shall have the right (but not the obligation) to join in any Contest.

                3.1 If the Indemnitors fail to commence a Contest, or once commenced the Indemnitors fail to prosecute such Contest with due diligence, or a Governmental Authority determines that the Contest is unsuccessful and such determination is not or ceases to be subject to further appeal, then the Indemnitors shall promptly perform the Work and comply with the Environmental Laws and all other applicable laws to correct, contain, cleanup, remove, resolve or minimize the impact of such Hazardous Material, Environmental Discharge or Environmental Complaint which shall be the subject of the Work.

                3.2 It is expressly understood and agreed that failure by the Agent to object to any actions taken by the Indemnitors shall not be construed to be an approval by the Agent of such actions. It is further expressly understood and agreed that this Agreement shall not be construed as creating any obligation for the Agent to initiate any Contests of the nature described in above Paragraph 2, to review any plans for any Work or to perform or review the Indemnitors' or any other party's observance and performance of, any Work. The Agent shall have the right, but not the obligation, to exercise any of its rights to cure as provided in this Agreement or the Loan Documents or, subject to
          Section 2.3 of the Credit Agreement, to enter on to any of the Mortgaged Properties, or to commence and prosecute a Contest or to take such other actions as it deems necessary or advisable to perform the Work. The Indemnitors shall cooperate with the Agent and such above-described other parties. All reasonable professional, legal or reasonable administrative costs, expenses and disbursements incurred by the Agent or the Lenders in connection with this Agreement shall be paid by the Indemnitor on demand and shall be secured by the Security Documents.

                4. The liability of the Indemnitors under this Agreement shall in no way be limited or impaired by, and the Indemnitors hereby consent and agree to be bound by, any amendment or modification of the provisions of the Loan Documents to or with the Agent by the Indemnitors or any person who succeeds any of the Indemnitors as owner of the Mortgaged Properties. In addition, the liability of the Indemnitors under this Agreement shall in no way be limited or impaired by (a) any extensions of time for performance required by any of the Loan Documents, (b) any sale, assignment or foreclosure of the Notes or Mortgages or any sale or transfer of all or part of the Mortgaged Properties,
          (c) any exculpatory provisions in any of the Loan Documents limiting the Agent's recourse to property encumbered by the Mortgages or to any other security, or limiting the Agent's rights to a deficiency judgment against any of the Indemnitors,
          (d) the accuracy or inaccuracy of the representations and warranties made by the Agent under any of the Loan Documents, (e) the release of any of the Indemnitors or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, the Agent's voluntary act, or otherwise, (f) the release or substitution in whole or in part of any security under the Loan Documents, (g) the Agent's failure to record any of the Mortgages or file any UCC financing statements (or the Agent's improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security under the Loan Documents, or
          (h) the invalidity, irregularity or unenforceability, in whole or in part, of the Loan Documents; and, in any such case, whether with or without notice to the Indemnitors and with or without consideration.

                5.1 The Indemnitors hereby waive any right or claim of right to cause a marshaling of the Indemnitors' assets or to cause the Agent to proceed against any of the security under the Loan Documents before proceeding under this Agreement against the Indemnitors or to proceed against any of the Indemnitors (if the Indemnitors are more than one person or entity) in any particular order.

                5.2 The Indemnitors agree that any payments required to be made hereunder shall become due on demand. Any amount claimed hereunder by the Agent, not paid by the Indemnitors within thirty
          (30) days after written demand therefor by the Agent with an explanation of the amounts claimed, shall bear interest at the Default Rate of Interest as set forth in the Credit Agreement.

                5.3 THE INDEMNITORS HEREBY UNCONDITIONALLY WAIVE, IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE AGENT IN CONNECTION WITH THIS AGREEMENT, ANY AND EVERY RIGHT THEY MAY HAVE TO A TRIAL BY JURY.

                5.4 The Indemnitors hereby waive and relinquish all rights and remedies (including any rights of subrogation) accorded by applicable law to indemnitors or guarantors.

                6. No delay on the Agent's part in exercising any right, power or privilege under any of the Loan Documents shall operate as a waiver of any such privilege, power or right.

                7. Any one or more person or entity comprising the Indemnitors, or any other party liable upon or in respect of this Agreement or under the Loan Documents, may be released without affecting the liability of any party not so released.

                8. The obligations and liabilities of each Indemnitor under this Agreement shall be joint and several. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original. Said counterparts shall constitute but one and the same instrument and shall be binding upon, and shall inure to the benefit of, each of the undersigned individually as fully and completely as if all had signed but one instrument.
          The joint and several liability of each Indemnitor who executes such counterpart of this Agreement shall be unaffected by failure of any other Indemnitor to execute this Agreement or any counterpart.

                9. All notices or other communications required or otherwise given pursuant to this Agreement shall be made in accordance with the Section 9.3 of the Credit Agreement.

               10. No provision of this Agreement may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

               11. Except as herein provided, this Agreement shall be binding upon and inure to the benefit of the Indemnitors, the Agent and the Lenders and their respective heirs, personal representatives, successors and assigns including, as to the Agent and the Lenders, without limitation, any holder of any of the Notes and any affiliate of the Agent and/or the Lender, who acquires all or part of any of the Mortgaged Properties by any sale, assignment or foreclosure under such Mortgage, by deed or other assignment in lieu of foreclosure, or otherwise. Notwithstanding the foregoing, the Indemnitors, without the prior written consent of the Agent, may not assign, transfer or set over to another, in whole or in part, all or any part of its or their benefits, rights, duties and obligations hereunder, including, but not limited to, performance of and compliance with conditions hereof. Consent of the Agent to any transfer described in the preceding sentence shall not be deemed a waiver of the requirement to obtain the Agent's consent to any other transfer described therein.

               12.1 This Agreement and the rights and obligations of the parties hereunder shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York (without giving effect to New York's principles of conflicts of law).

               12.2 EACH INDEMNITOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK AND THE STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT S ELECTION ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH INDEMNITOR EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH INDEMNITOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH INDEMNITOR BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH INDEMNITOR, AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

               13. EACH INDEMNITOR AND AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. EACH INDEMNITOR AND AGENT ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH INDEMNITOR AND AGENT WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

               14. In no event shall the Agent or any Lender be bound by any obligations or liabilities of the Indemnitors hereunder, notwithstanding any ownership by the Agent or Lender, or any entity affiliated with, or controlled by, the Agent or Lender, of all or any portion of any of the Mortgaged Properties.

               15. The Indemnitors hereby waive, release and agree not to make any claim or bring any cost recovery action against the Agent under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. 9601, et seq.), as the same may be amended, from time to time, or any state equivalent, or any similar law now existing or hereafter enacted unless resulting from any act or omission of Agent or Lender. It is expressly understood and agreed that to the extent that the Agent is strictly liable under any Environmental Laws, the Indemnitors' obligations to the Agent and each Lender under this Agreement shall likewise be without regard to fault on the part of the Indemnitor with respect to the violation or condition which results in liability to the Agent and/or any Lender.





                             [Signature Pages to Follow]


               IN WITNESS WHEREOF, the Indemnitors and the Agent have caused this Agreement to be executed as of the date first written above.

                                   LUND INTERNATIONAL HOLDINGS, INC.


                                   By:  /s/ Ira D. Kleinman
                                       --------------------------------
                                   Name: Ira D. Kleinman
                                   Title: Chairman of the Board of
                                          Directors


                                   LUND INDUSTRIES, INCORPORATED


                                   By:   /s/ Ira D. Kleinman
                                         --------------------------------
                                   Name: Ira D. Kleinman
                                   Title: Chairman of the Board of
                                          Directors


                                   DEFLECTA-SHIELD CORPORATION


                                   By:   /s/ Ira D. Kleinman
                                         --------------------------------
                                   Name: Ira D. Kleinman
                                   Title: Chairman of the Board of
                                          Directors


                                   BELMOR AUTOTRON CORP.


                                   By:   /s/ Ira D. Kleinman
                                         --------------------------------
                                   Name: Ira D. Kleinman
                                   Title: Chairman of the Board of
                                          Directors


                                   DFM CORP.

                                   By:   /s/ Ira D. Kleinman
                                         --------------------------------
                                   Name: Ira D. Kleinman
                                   Title: Chairman of the Board of
                                          Directors


                     [Signatures Continued on the Following Page]
                [Signature Page to Environmental Indemnity Agreement]


                                   LUND ACQUISITION CORP.


                                   By: /s/  Ira D. Kleinman
                                       ----------------------------------
                                   Name: Ira D. Kleinman
                                   Title: Chairman of the Board of
                                          Directors


                                   BAC ACQUISITION CO.


                                   By: /s/ Ira D. Kleinman
                                       ----------------------------------
                                   Name: Ira D. Kleinman
                                   Title: Chairman of the Board of
                                          Directors


                                   TRAILMASTER PRODUCTS, INC.


                                   By: /s/ Ira D. Kleinman
                                       ----------------------------------
                                   Name: Ira D. Kleinman
                                   Title: Chairman of the Board of
                                          Directors


                                   DELTA III, INC.


                                   By: /s/ Ira D. Kleinman
                                       ----------------------------------
                                   Name: Ira D. Kleinman
                                   Title: Chairman of the Board of
                                          Directors


          ACKNOWLEDGED AND ACCEPTED BY:

          HELLER FINANCIAL, INC.,
            as Agent


          By: /s/ Danial J. Marszalek
              -----------------------------
          Name: Daniel J. Marszalek
          Title: Senior Vice President


                [Signature Page to Environmental Indemnity Agreement]



          STATE OF NEW YORK        )
                                   )  SS
          COUNTY OF NEW YORK       )

               I, Maritza Torres, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Ira D. Kleinman, personally known to me to be the Chairman of the Board of Directors of each of LUND INTERNATIONAL HOLDINGS, INC., a Delaware corporation, DEFLECTA-SHIELD CORPORATION, a Delaware corporation, LUND INDUSTRIES, INCORPORATED, a Minnesota corporation, BELMOR AUTOTRON CORP., a Delaware corporation, DFM CORP., an Iowa corporation, LUND ACQUISITION CORP., a Minnesota corporation, BAC ACQUISITION CO., a Delaware corporation, TRAILMASTER PRODUCTS, INC., a Delaware corporation, and DELTA III, INC., a Delaware corporation, the person who executed the foregoing instrument, who being by me duly sworn, did depose and say he is the Chairman of the Board of Directors of each such corporations described in and which executed the foregoing instrument; that said instrument is signed on behalf of each such corporation by order its respective Board of Directors; and that he acknowledged said instrument to be the free act and deed of each such corporations.

               GIVEN under my hand and notarial seal this 24th day of February, 1998.

                                                /s/ Maritza Torres
                                      -------------------------------------
                                                   Notary Public

                                      My commission expires: 9/22/99

                                      -------------------------------------



          STATE OF NEW YORK  )
                             )  SS
          COUNTY OF NEW YORK )

                    I, Margaret A. DeSanto, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Daniel J. Marszalek, personally known to me to be a Senior Vice President of Heller Financial, Inc., the person who executed the foregoing instrument, who being by me duly sworn, did depose and say he is the officer of such corporation described in and which executed the foregoing instrument; that said instrument is signed on behalf of such corporation by order of its Board of Directors; and that he acknowledged said instrument to be the free act and deed of such corporation.

                    GIVEN under my hand and notarial seal this 23rd day of February, 1998.
                                              /s/  Margaret A. De Santo
                                      ------------------------------------
                                                   Notary Public

                                      My commission expires: 12/31/99

                                      ------------------------------------